EXHIBIT 10.5



                                 BUSINESS LEASE

         THIS AGREEMENT, entered into this _______ day of NOVEMBER, 2000 between FRED KELLER, TRUSTEE, hereinafter called the Lessor, party of the first part and, HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC. of the County of PALM BEACH and State of FLORIDA hereinafter called the Lessee or tenant, party of the second part:

         WITNESSETH, That the said Lessor does this day lease unto said Lessee, and said Lessee does hereby hire and take as tenant under said Lessor 3750 INVESTMENT LANE, UNIT 1A, RIVIERA BEACH, FL 33404, situate in Palm Beach County, Florida, to be used and occupied by the Lessee as STORAGE, and for no other purposes or uses whatsoever, for the term of 3 years, beginning the 1st day of NOVEMBER, 2000 and ending the 31st day of October, 2003 at and for the agreed total rental of $60,012.00 plus Florida Sales Taxes, plus rent increases/C.P.I. increases as below payable as follows:

Annual Base Rent:       $20,004.00 payable in monthly payments of      $1,667.00
                        Plus Florida Sales Tax (Currently 6%)          $  100.02
                                                                       ---------
                        Payments due beginning 11/01/00 and on the
                        first day of each month:                       $1,767.02


Plus, Lessee will pay all relevant utilities for his space. Lessee also agrees to pay any appropriate increase in Florida Sales Taxes.

This lease cancels and supersedes previous lease, between these parties, executed on March 28, 2000. A security deposit from previous lease in the amount of $1,667.00 is hereby transferred to this lease. Lessor agrees to provide basic electric power to the leased unit with a separate meter. Lessee shall be responsible for the Florida Power and Light account.

Lessor shall allow Lessee to install central air conditioning in said unit at Lessee's sole expense. Lessee may remove said a/c system upon vacating unit.

Lessee will pay a Late Fee termed additional rent of $25.00 per day for any rent received by Lessor after the 5th of the month. All parties agree that these charges are assessed because unpaid rent increases Lessor's bookkeeping, clerical and administrative costs. All parties agree that the amount of damages caused by unpaid rent is not readily ascertainable, and late fees as provided herein are a reasonable charge. All parties agree that all other charges in addition to rent plus tax shall be deemed additional rent.

         *Total Figure is based on first year's rate. Thereafter, rents shall be increased based on the national figures of the Consumer Price Index (C.P.I.) for All Urban Consumers as promulgated by the United States Government, utilizing the first year of this lease as the base, or 3 percent annual increase, whichever is greater. Any C.P.I. increases will be due and effective on the anniversary date of this Lease, and will be back-charged to the anniversary date of the Lease on which they become effective if notice of the increase is not given in advance.

         *Lessee will be given the option to renew this lease for 1 additional 3 year period, providing Lessee has not been or currently is in default of any of the terms and conditions hereunder, unless written notification to the contrary from Lessee is received by Lessor 30 days before the expiration of the base lease term. If no notification Is received, all parties acknowledge that Lessee has exercised said option.

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All payments are to be made to the Lessor, Fred Keller, Trustee on the first day of each and every month in advance without demand at the office of: 6758 N. Military Trail, Suite 301 in the City of West Palm Beach, Florida 33407 or at such other place and to such other person, as the Lessor may from time to time designate in writing. Such payments shall be made in cash or cashier's check at me sole discretion of the Lessor.

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         The following express stipulations and conditions are made a part of this lease and are hereby assented to by the Lessee:

         FIRST: The Lessee shall not assign this Lease, nor sub-let the premises, or any part thereof, nor use the same, or any part thereof, nor permit the same or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the Lessor, and all additions, fixtures or Improvements which may be made by Lessee, except movable office furniture, shall become the property of the Lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this Lease.

         SECOND: All personal property placed or moved in the premises above described shall be at the risk of the Lessee or the owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

         THIRD: That the Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Lessee's own cost and expense.

         FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render sad premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other

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and further rules or regulations as may be hereafter made by the Lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said lease, or all of said rules and regulations, shall at the option of the Lessor, work a forfeiture of this lease, and all of the rights of the Lessee hereunder, and thereupon the Lessor, his agents or attorneys shall have the right to enter said premises, and remove all persons therefrom according to Florida statutes.

         Further, it is mutually agreed by and between Lessor and Lessee that they hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Lessor and Lessee, Lessee's use and occupancy of said premises, and/or any claim of injury or damage, and any emergency statutory or any other statutory remedy.

         Any unpaid rents or other amounts due under the lease shall earn interest at the highest rate allowed by law. The Lessee agrees to pay the Lessor a reasonable fee of $100.00 to compensate Lessor for the processing and delivery of a "3 Day Notice" for non-payment of monies owed, as well as a fee of $100.00 for the costs of administration of an eviction in addition to any other cost reasonably and necessarily incurred, as and for liquidated damages. These fees are termed additional rent.

         SIXTH: If the Lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the Lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such re-Ietting, the said Lessee shall pay any deficiency, and if more than the full rental is realized Lessor will pay over to said Lessee the excess of demand.

         SEVENTH: The Lessee agrees that he will pay any charges for rent and electricity, water and sewer used on said premises, and should said charges at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee tenant at sufferance and take possession of said premises in accordance with Florida Law.

         EIGHTH: The rights and remedies of the Lessor under this Lease If Lessee breaches this Lease, shall be cumulative and may be exercised singly, independently, and/or as Lessor may otherwise desire and the failure on the part of Lessor to exercise any rights given hereunder shall not operate to forfeit any such rights, including without limitation, Lessor's right to receive and deposit rent as defined in this Lease with actual knowledge of a default or other non-compliance by Lessee. Lessor's rights shall include, without limitation, all rights and remedies provided for under this Lease and/or in accordance with Florida law, including without limitation, the right and option of declaring the balance of the total rent for the entire term of this Lease to be immediately due and payable for Lessee's breach.

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         NINTH: The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods and chattels of said Lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said Lessor. Pursuant to Florida Statutes section 83.67(3) the undersigned Lessor and Lessee agree that in the event Lessee leaves any personal property behind on the premises after Lessee surrenders or abandons the rental unit, Lessor is not liable or responsible for storage or disposition of the personal property.

         TENTH: The Lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions, or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within ninety (90) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

         ELEVENTH: Lessee hereby accepts the premises in the condition they are ("as is") at the beginning of this lease and agrees to maintain said premises and to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building. Lessor's maintenance crew shall perform requested maintenance, if desired by Lessee, at a charge of $25.00 per hour plus material costs. Such costs shall be paid with the next month's rent check and shall be considered as "additional" rent.

         TWELFTH: NO untagged or unregistered motor vehicles or trailers will be permitted to be parked outside the units for more than two days. Lessee hereby irrevocably appoints Lessor as attorney in fact for Lessee, so that Lessor may have said vehicles or trailers towed away at Lessee's sole expense and liability. No repairs are to be done outside of unit nor any vehicles in disrepair shall be parked outside of unit. Lessee subject to Industrial Park Rules to be distributed to Lessee at time of lease signing. A failure to adhere to these rules shall be a breach of this agreement. Lessee acknowledges and agrees that leased space includes outside parking area comprising 2 parking spaces. Any vehicles controlled by Lessee utilizing any additional spaces shall be excess usage. Such excess parking shall be assessed $25.00 per vehicle per month or any portion thereof. Parking shall be monitored by owner's agent and excess parking fees shall be enforced at the sole discretion of Lessor. These fees are termed additional rent.

         THIRTEENTH: If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee, before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting Lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

         FOURTEENTH: Lessee is responsible for their own trash disposal. If Lessee elects to use owners trash facility, Lessee shall pay a surcharge of 5% of their monthly rent, termed additional rent.

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         FIFTEENTH: This contract shall bind the Lessor and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be, of the Lessee.

         SIXTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         SEVENTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this contract.

         EIGHTEENTH: The rights of the Lessor under the foregoing shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

         NlNETEENTH: It Is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the premises by order of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

         TWENTIETH: It Is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the Lessor for approval before installation of same.

         TWENTY-FIRST: This lease shall be interpreted to the maximum benefit of Lessor.

         TWENTY-SECOND: If by reason of the specific use of the premises by the Lessee, any governmental agencies shall require a modification to the demised premises, or the installation of any special equipment or safety features, such modifications or installation shall be made solely at the expense of the Lessee, and such requirement shall not excuse the Lessee from the requirement of this lease.

         TWENTY-THIRD: The operation of a forklift or any similar vehicle or equipment upon the asphalt of the premises and adjacent to the demised premises is prohibited, unless proper mats are placed on the asphalt surface. Any damage to the premises, or asphalt, shall be deemed the responsibility of the Lessee and shall be charged by the Lessor for repair of the same.

         TWENTY-FOURTH: Lessee shall comply with all laws, orders and regulations of federal, state, city, county and municipal authorities, fire insurance rating organizations, the Americans with Disabilities Act, and Federal and State environmental laws, statute and regulations which shall now or hereafter affect the premises, including but not limited to the compliance required by any change on the above referenced items.

         TWENTY-FIFTH: In the event that there is fire, safety, burglar alarm, or related equipment within the leased premises, or in the event the Lessor installs such equipment in the future, Lessee shall hereby agree to allow Lessor to let such equipment remain or be installed, as the case may be, at Lessor's sole expense.

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         Lessee shall agree not to interfere, nor allow others to interfere with the normal operation of such equipment through Lessee's actions or inactions, nor shall Lessee be entitled to any abatement or discount in rent by reason of the existence of such equipment. Lessee agrees to pay his proportionate share of the monthly fire alarm monitoring and service contract, including applicable telephone line charges. to Lessor on a Quarterly basis. This charge shall be deemed additional rent.

         TWENTY-SIXTH: Rent, plus applicable Florida Sales Tax, shall be due on the first day of each month, time being strictly of the essence, without demand, notice, offset, deduction, or abatement, at Lessor's address, or elsewhere as may be designated from time to time by Lessor's written notice to Lessee.

         TWENTY-SEVENTH: Lessee shall take good care of the premises and shall promptly make all repairs in and about the premises required by reason of the installation, use, or operation of equipment, machinery, or property in the premises, the moving of Lessee's property in, on or about the premises, and/or the misuse, act, or neglect of Lessee or any of its employees, agents, contractors, or invitee. All repairs shall be in compliance with any applicable governmental rules and regulations, including Lessee's obtaining any necessary building permits and licenses if required, and the cost thereof shall be at Lessee's sole expense and paid by Lessee in cash or its equivalent so that the demised premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the demised premises. Any alterations shall immediately become the property of Lessor, subject only to the use of same by Lessee during the term of this Lease. It is hereby agreed and understood between Lessor and Lessee that in the event the Lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the premises requiring this space, the Lessee hereby agrees to vacate same upon receipt of sixty (60) days written notice and the return of any advance rental paid on account of this lease.

         Lessee covenants that during the term of this lease it will, at its expense, keep In good order and repair the leased premises, including but not by way of limitation, all air conditioning equipment, doors, wiring, plumbing and sewerage equipment, overhead doors, and lighting fixtures located therein. In the event Lessee requests Lessor to perform routine overhead door or lighting fixture maintenance, Lessee agrees to reimburse Lessor for any materials used on the job as well as Lessor's labor rate of $25.00 per hour. In addition, Lessee agrees that it shall not cause accumulation of waste, garbage or other debris, in the exterior area of the Lessor's property. The Lessee will not erect tents, nor store any trailers, vans, shacks, tanks or any other temporary buildings or structures without the written consent of the Lessor. In the event Lessee should fail to make the repairs required of Lessee forthwith upon notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law and without waving any of said alternative remedies, may make same and Lessee agrees to repay Lessor the cost thereof as part of the rental payable as such on the next day upon which rent becomes as failure to pay any installment of rental. Lessee waives all right to make repairs at the expense of Lessor as provided for in any statute or law in effect at the time of execution of this lease or any amendment thereof or any other statute or law which may be hereafter enacted during the term of this lease and agrees upon the expiration of the term of this lease or sooner termination hereof to surrender unto Lessor the demised premises in the same condition as received, ordinary wear and tear and damage by earthquake, act of God, the elements, or fire not attributable in any respect to Lessee, alone excepted. Lessor agrees to make necessary repairs to the roof, exterior wails, foundations and parking areas only, within reasonable time after

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Lessee has notified Lessor in writing of the need for such repair. Lessee agrees during the full term of this lease, at its own cost and expense, to make all other repairs and replacements of whatever kind or nature, either to the exterior, including walks, or to the interior of said premises, less repairs to roof, exterior walls, foundations and parking areas, unless said last mentioned damage was done by Lessee, or its agents, employees, contractors or servants.

         TWENTY-EIGHTH: Lessee shall not suffer or permit any mechanic's liens or other encumbrance to be filed against the property in respect of work done at the order of or on behalf of Lessee. In the event any such lien or encumbrance should be filed, Lessee, at its own sole cost and expense, and within five (5) days notice by Lessor, shall cause such lien or encumbrance to be removed. In the event Lessee shall fail to cause such lien to be removed, Lessor, at its option, may cause It to be removed, and the cost and expense hereby incurred by Lessor, including reasonable attorneys fees, shall be immediately due and payable from Lessee as and for additional rent, and this failure to act shall constitute a breach of this Lease by Lessee.

         TWENTY-NINTH: Lessor reserves the right to place "For Lease" or "For Rent" signs on the premises at any time within ninety (90) days of the expiration of the Lease, if Lessee has not exercised any option to renew, if provided for herein, and Lessee agrees to permit Lessor to do so. During said ninety day period, Lessor may show property to new prospective tenants at any reasonable time. Lessee agrees not to conduct "Quitting Business," "Lost Our Lease," "Bankruptcy," or other such types of sales or notices on the premises without Lessor's written consent which may not be unreasonably withheld.

         THIRTIETH: Lessee shall obtain, at Lessee's sole expense, comprehensive public liability and property damage insurance in limits of not less than $300,000.00- $500,000.00. All insurance policies shall name Lessor as ADDITIONAL INSURED AND/OR LOSS PAYEE, and keep such insurance in force and effect throughout the Lease term. Lessee shall provide Lessor with certificates of insurance certifying that such insurance is in full force and effect within seven (7) days of the date of written demand and that the policies shall not be canceled or changed without at least fifteen (15) days prior written notice to the Lessor. If Lessee fails to abide by this provision and/or if Lessee's acts or omissions increase any hazard insurance premium, then Lessor, in Lessor's sole discretion, may purchase such insurance for the benefit of Lessee and/or pay any such increase in hazard insurance premium and such expense shall be deemed additional rent and be due with the next monthly rental payment.

         THIRTY-FIRST: Lessee shall indemnify and save Lessor harmless against and from any and all liability, damages, costs and expenses, including reasonable attorneys' fees on the trial and appellate levels, costs, actions, judgement, and claims whatsoever based upon or by reason of any injury and/or damage of any kind, nature, or description sustained during the term hereof, to person or property on, in or about the lease premises, and arising out of the use, occupancy, management, or control of me lease premises by the Lessee and any of Lessee's agents, employees, and/or invitee. The Lessee will retain competent counsel to defend any and all such suits and actions brought against Lessor or in which Lessor is a designated party defendant.

         THIRTY-SECOND: It is expressly understood by and between the parties to this agreement, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of

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the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage including roof leakage about the said building. Lessee assumes all risk of any injury, loss, claim, demand or damage of and to any person(s) or property of any kind or nature that may occur by reason of any of the following: casualty, accident, occurrence, incident, and/or act of God, damage resulting from water, wind, rain, the bursting or leaking of any pipes, waste or sewage, from any act of negligence of Lessor and any persons or occupant in, on or about the premises and/or common area property, theft, vandalism, graffiti, or other criminal activity, fire or hurricane. All property of any kind or nature placed or moved in and about the premises shall be at the sole risk of Lessee, or owner thereof. Lessor has no insurance for such purposes and Lessee shall obtain any desired insurance at Lessee's own expense, and Lessee will self-insure to fully protect itself and Lessor from any and all events, conditions, or matters set forth or alluded to herein. Lessee hereby expressly assumes the risk of loss to any and all property that Lessee may bring in, on or about the premises, including without limitation, any property of Lessee's invitee and/or guests. Lessee expressly waives any and all claims, demands, rights, or remedies whatsoever that it may, could or would otherwise have against Lessor, except for the express assumption of risk as set forth in this paragraph. Lessee acknowledges duty to report immediately to Lessor any broken water pipes, running or leaking faucets or toilets. etc. If such leaks are not reported to Lessor resulting in excessive water use, Lessee is liable for payment of such excess use immediately upon notification of such excess use by Lessor.

         THIRTY-THIRD: This Lease shall be subject and subordinate to any mortgage which may now or hereafter affect the lease premises and/or Lessor's interest therein, to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required. If confirmation of such subordination is requested, Lessee shall promptly execute any certificate that Lessor may request and the failure to do so shall be a material breach of this Lease.

         THIRTY-FOURTH: Lessee shall not keep or have on the premises any article or thing of a dangerous, inflammable, or explosive character that might unreasonably increase the damage of fire or other casualty in, on or about the premises or that might be considered hazardous by any responsible insurance company. Lessee further agrees not to use, consume, handle, store, transport, or dispose of hazardous or toxic materials, chemicals, or substances in, on, or about the lease premises, including any common area portion(s), and further, shall indemnify and hold the Lessor harmless from all losses, damages, penalties, fines, liabilities, expenses, and costs to clean up; or corrective-measure expenses, including reasonable attorneys' fees, arising from or out of any violation of this provision.

         THIRTY-FIFTH: If Lessee remains in possession of the premises after the expiration date of this Lease without Lessor's written extension or renewal thereof, Lessee shall be deemed to be a tenant at sufferance holding over without the consent of the Lessor. Lessee acknowledges that Lessor is entitled to twice the sum of the monthly rent for any holding over by Lessee under Florida law and this Lease provision puts Lessee on notice that Lessor shall demand and be entitled to recover double rent for any such time period, and all other rights, remedies, and relief provided for under this Lease and Florida law.

         THIRTY-SIXTH: If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease of the application of such terms, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, or condition of this Lease shall be enforceable to the fullest extent permissible by law.

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         THIRTY-SEVENTH: The Lease and any attached Addendum ("Lease")
represents the entire agreement of the Parties. Lessor and Lessee each stipulate and acknowledge to each other that no other representations, promises, or inducements of any other kind or nature were made to the other prior to the signing of this Lease. This Lease constitutes the entire agreement of the parties and accurately sets forth their intent.

         THIRTY-EIGHTH: Lessee agrees to pay any insurance rates that are increased by the nature of the Lessee's storage, and/or use of the premises. Such charges shall be deemed additional rent. Lessee agrees to pay any pro-rata increase in Lessor's insurance if due to nature of Lessee's business. In the second and subsequent years, Lessee agrees to pay the increase of the real estate taxes over the base year amount of the proportional annual real estate tax for the leased premises in the base year. The obligation to make any payments pursuant to this section shall survive the expiration of the term of this lease. Lessor shall advise Lessee in November of each year of the pro-rated amount due, and Lessee shall pay this amount, deemed additional rent, within 30 days of such letter.

         THIRTY-NINTH: Lessee agrees not to store any equipment, material, trash, or debris outside the Ieased unit and agrees to remove any such material, trash, or debris from the inside of the leased unit when vacating the premises. Lessee is responsible for all costs associated with clean-up of leased premises and/or repairs made to leased premises performed by Lessor upon Lessee's vacating the premises. Lessee agrees to leave unit in a "broom-clean" condition upon vacating premises.

         FORTIETH: Lessee acknowledges having been advised that Lessee Is not to dispose of any toxic/hazardous waste products on leased property, and that Lessee must make satisfactory disposal arrangements for any such waste, in accordance with appropriate Federal, State, and local laws. Lessee further warrants to hold the owner of the property harmless from any liability, as well as taking full responsibility for any liability that may be caused as a result of Lessee's action/non-action as a result of Lessee's activity on said premises. Lessee agrees that failure to dispose of toxic/hazardous waste in accordance with the aforesaid laws/regulations, the receipt of a Notice of Violation (N.O.V) from a state, federal or local environmental agency, any loss of environmental operating permits, or Lessor's notification to Lessee advising discovery of poor or hazardous housekeeping practices or business operations likely to cause imminent contamination problems constitute a breach of this Lease, and Lessee will be subject to criminal and civil penalties.

         Lessee agrees to provide to Lessor within 5 business days, a copy of any Notice of Violation or similar environmental notification. All parties agree, at the inception of this lease, that there are no existing discernible environmental problems or hazardous wastes at the leased premises. If Lessee receives a Notice of Violation, or similar notification, Lessee agrees to immediately correct the problem in accordance with all laws and regulations, and agrees to perform, at Lessee's sole cost and expense, a subsequent environmental audit at the expiration of the lease term to insure to all parties that the site has been properly remediated.

         FORTY-FIRST: In the event of default of this Lease by Lessee, and/or the necessity to pursue collection of monies due for any reason associated with this Lease, including, but not limited to recovery of unpaid rent, bounced check charges, repairs or cleanup performed by Lessor, removal of unauthorized signs,

                                                                         EXHIBIT

Lessor shall be entitled to all costs and expenses of collection incurred on both the trial and appellate levels, including a reasonable attorney's fee, and in all other post judgment proceedings of any kind or nature in any state in the United States, including without limitation, all professional fees, costs, and expenses paid, or incurred, including after judgment, and/or which reduce or limit the amount awarded by judgment or court order, such as, any contingency or flat fee paid to any attorney or collection agent, which amount shall be equal to the amount(s) awarded less the amount actually received by Plaintiff in any state in the United States.

         FORTY-SECOND: In the event Lessee's check in payment of any obligation under this Lease is deposited and/or cashed by Lessor and said check is not paid by Lessee's bank for any reason, then Lessee hereby agrees to a "Bad Check Fee" of twenty-five dollars ($25.00) or five percent (5%) of the amount of the check, whichever is greater. Re-depositing said check a second time and the checks subsequent clearing does not alleviate the above mentioned "Bad Check Fee." All other rights of the Lessor under this Lease remain in effect. This fee shall be termed additional rent.

         FORTY-THIRD: In the event of a breach of this Lease by Lessee, the Lessee hereby agrees that Lessor shall have the right to lock the Lessee out of the leased premises by means of changing keys, locks, adding locks, barricading, or any other means available to Lessor according to Florida Statutes and that Lessee hereby waives any right to recover damages for said lockout caused for any reason, including but not limited to loss of business. All other rights of the Lessor under this Lease remain in effect.

         FORTY-FOURTH: Lessee shall not in any way pledge, mortgage, or encumber this Lease or its rights under it.

         FORTY-FIFTH: Any holding over after the expiration of the term of this Lease with consent of Lessor shall be construed to be a renewal on a month to month basis only, unless a new written lease or a new written addendum to this Lease has been agreed to and ratified by both Lessor and Lessee.

         FORTY-SIXTH: A security deposit in the amount of $______ is hereby acknowledged by Lessor, and Lessee hereby agrees that said security deposit cannot be used as payment of rent, including payment of last month's rent. Rent must be paid in advance in accordance with this Lease and the security deposit shall be held by Lessor until the expiration of this Lease and may be applied against any monies due or for damages incidental to this Lease. If Lessee should be overdue in the payment of monthly rent or other sums payable to Lessor on at least two or more occasions during a year, Lessor may require Lessee to increase the amount of Security Deposit now held by Lessor by an amount sufficient to cover at least two months rent. In this event, upon receipt of the additional security sum, Lessor and Lessee shall evidence such receipt by a letter signed and acknowledged by both parties to be incorporated as part of this Lease.

         FORTY-SEVENTH: The parties signing below as Lessee, or on behalf of the Lessee. hereby certify that they have the authority of the Lessee to sign this lease and make this lease legally binding upon said Lessee.

                                                                         EXHIBIT

         FORTY-EIGHTH: If Lessee is a corporation or a partnership, the person signing this Lease on behalf of such corporation or partnership hereby warrants that he has full authority from such corporation or partnership to sign this Lease and obligate the corporation or partnership hereunder, and said person and the corporation hereunder and said person and corporation or partnership shall be jointly and severally liable for all rent and any and all other amount that may become due and owing to Lessor under the terms of this Lease, including attorney's fees and costs.

         FORTY-NINTH: Lessee shall not commit, or allow to be committed, any waste on the premises, create or allow any nuisance to exist on the premises, or use or allow the premises to be used for any unlawful purposes.

         FIFTIETH: In the event Lessor has determined that Lessee, either through the normal course of his business or for any other reason, is using an excessive amount of water, an additional water usage fee based on the pro-rata increase over the previous period shall be paid by the Lessee to compensate Lessor for such excessive water usage. Such charges shall be deemed additional rent.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year below written.

         Signed, sealed and delivered in the presence of:

                                    DATE 1/2/01      /s/      Agent                                  (Seal)
---------------------------              ------      ------------------------------------------------------
WITNESS AS TO LESSOR                                 FRED KELLER, TRUSTEE, LESSOR


                                    DATE             HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., LESSEE
---------------------------              ---         ------------------------------------------------------
WITNESS AS TO LESSEE
                                                     By:    /s/ Christopher Tisi
                                                            -----------------------------------------------
                                                            CHRISTOPHER TISI, PRESIDENT

ADDITIONAL INFORMATION:
----------------------

ADDRESS:
          ----------------------------------

PHONE:
        ------------------------------------

DL#:                         STATE:  FLORIDA
      ---------------------

DOB:                         SS#:
      ---------------------      -----------

                                                                         EXHIBIT

                              INDUSTRIAL PARK RULES

1. IN ACCORDANCE WITH STATE AND COUNTY STATUTES, HAZARDOUS WASTE MUST BE DISPOSED OF PROPERLY, IF ANY TENANT IS FOUND TO HAVE DUMPED HAZARDOUS MATERIAL ON THIS PROPERTY, IT WILL BE CAUSE FOR IMMEDIATE EVICTION AND/OR PROSECUTION BY THE APPROPRIATE AUTHORITIES.

2. ALL BUSINESS ACTIVITIES WILL BE CONDUCTED IN ACCORDANCE WITH STATE AND COUNTY CODES AND ORDINANCES.

3. NY ALTERATIONS (ELECTRICAL, STRUCTURAL, ETC.,) INSIDE THE UNITS MUST BE APPROVED BY THE OWNER, AND MUST CONFORM TO ANY LOCAL, COUNTY OR STATE CODE.

4. NO UNTAGGED OR UNREGISTERED VEHICLES WILL BE PERMITTED TO BE PARKED OUTSIDE THE UNITS FOR MORE THAN TWO DAYS, AND CARS OFFERED FOR SALE SHALL NOT BE PARKED ON VACANT LAND WITHOUT AUTHORIZATION. ANY SUCH UNREGISTERED OR UNTAGGED VEHICLES WILL BE TOWED FROM THE PREMISES.

5. ALL TRASH MUST BE CONTAINERIZED. WHEN CONTAINERS ARE FULL, THEY MUST BE EMPTIED INTO DUMPSTERS. ALL AREAS AROUND PREMISES MUST BE KEPT FREE OF LITTER AND DEBRIS. IF MAIN DUMPSTERS ARE FULL, DO NOT ADD ANY ------ MORE DEBRIS UNTIL THEY ARE EMPTY.

6.       NO DOGS ALLOWED ON PROPERTY!
         ---------------------------

7. NO UTILITY VANS, CAMPERS, TRAILERS, BOATS OR MOBILE HOMES SHALL BE ALLOWED TO BE PARKED ON PREMISES UNLESS THESE VEHICLES ARE BEING REPAIRED BY TENANT.

8. ALL TENANTS ACKNOWLEDGE DUTY TO REPORT IMMEDIATELY TO OWNER ANY BROKEN WATER PIPES, RUNNING OR LEAKING FAUCETS OR TOILETS, ETC. IF SUCH LEAKS ARE NOT REPORTED TO OWNER RESULTING IN EXCESSIVE WATER USE, TENANT IS LIABLE FOR PAYMENT OF SUCH EXCESS USE IMMEDIATELY UPON NOTIFICATION OF SUCH EXCESS USE BY OWNER.

YOUR COOPERATION IS REQUIRED IN THESE MATTERS!

I have read and will comply with the above rules and regulations of Fred Keller, Trustee.

Health & Nutrition Systems International, Inc., Lessee        12/6/00
                                                              -----------------
                                                              Date
By:      /s/ Christopher Tisi
         -----------------------------------------
         Christopher Tisi, President

                                                                         EXHIBIT

                            HAZARDOUS WASTE AGREEMENT

         I, Christopher Tisi of Health & Nutrition Systems International, Inc. occupying 3750 Investment Lane, Unit 1A, Riviera Beach, FL 33404, have been advised by LESSOR that I am not to dispose of hazardous waste including, but not limited to, waste oil, solvents, paint thinners and other chemicals and products on said property and that I need to make satisfactory arrangements in accordance with appropriate Federal, State, and local laws.

         I further warrant to hold the owner of the property harmless and that I take full responsibility for any liability that may be caused as a result of any action/non-action as a result of my activity on said premises. If I do not dispose of hazardous waste in accordance with the aforesaid laws/regulations, my tenancy will immediately cease and I will be subject to criminal and civil penalties.

         Following is the name and phone number of the party who hauls/removes my waste materials:
                         _________________________________ (name)


                         _________________________________ (phone #).



Health & Nutrition Systems International, Inc., Lessee         12/06/00
------------------------------------------------------         -----------------
                                                               Date

By:      /s/ Christopher Tisi
         ---------------------------------------------
         Christopher Tisi, President

                                                                         EXHIBIT

                         TENANT ENVIRONMENTAL CHECK-LIST


                                 (Please circle either Y or N for your response)


1.       Does your type of business generate any hazardous
         waste or contamination?                                     Yes / No
                                                                           --


         If so, please list below:
                                   ----------------------------

         ------------------------------------------------------


         ------------------------------------------------------



2.       In the normal course of operations, does your business
         handle hazardous materials?                                 Yes / No
                                                                           --

3.       If so, have you obtained the necessary federal, state,
         and local permits?                                          Yes / No
                                                                           --

4.       Has your business been subject to prior environmental
         compliance enforcement?                                     Yes / No
                                                                           --

5.       Do you now have an environmental compliance officer?        Yes / No
                                                                           --

6.       Does your business have other off-site operations that
         generate hazardous wastes?                                  Yes / No
                                                                           --


I certify that the above responses are true and correct, and if evidence shows that any responses shown herein are false, Lessor may declare Lessee in breach of lease.

Health & Nutrition Systems International, Inc., Lessee        12/06/00
------------------------------------------------------        ------------------
                                                              Date

By:      /s/ Christopher Tisi
         ---------------------------------------------
         Christopher Tisi, President

                                                                         EXHIBIT

                              CREDIT QUESTIONNAIRE

1.       Have you ever been a defendant in an eviction suit or       |_|   |X|
         bankruptcy case?                                            Yes    No

         If so, please explain.


2.       Has any corporation (with which you have been involved      |_|   |X|
         as an officer,  director,  or shareholder) been a           Yes    No
         defendant in an eviction suit or bankruptcy case?


         If so, please explain.

3.       Have you or any corporation (with which you have been       |_|   |X|
         involved  as an  officer, director or shareholder)          Yes    No
         been a defendant in any suit concerning fraudulent activities?


         If so, please explain.


         Tenant hereby acknowledges that any misstatements or misrepresentations constitute a breach of lease dated ________________ for the premises located at
____________________.

                                         12/06/00      /s/ Christopher Tisi
-------------------------------         ---------      -------------------------
Witness                                 Date           Christopher Tisi

Explanation:
              ------------------------------------------------------------------

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                                       15